UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	January 8, 2018

Federal Home Loan Bank of New York
__________________________________________
(Exact name of registrant as specified in its charter)

Federally Chartered Corporation	000-51397	136400946
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

101 Park Avenue, New York, New York		10178-0599
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	212-441-6616

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

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Item 3.03 Material Modifications to Rights of Security Holders.

Item 8.01 Other Events.

On January 8, 2018 the Federal Home Loan Bank of New York ("FHLBNY" or "Bank") informed its membership of certain amendments to the FHLBNY’s Capital Plan ("Plan"). The Plan defines the rights of the holders of the FHLBNY’s Class B Capital Stock. The amended Plan will become effective on February 9, 2018.

In summary, the Plan is being adjusted to:

• Include a provision in Section 4.1 of the Plan, "Membership Stock Purchase Requirement", to permit, but not require, the imposition of a "cap" on the Membership Capital Stock purchase requirement within a range between $25 million and $100 million. If the Board of Directors were to implement a cap, FHLBNY members will be informed at least thirty days prior to the effective date.

• Incorporate "clean-up" provisions in Section 7.2.3 and 7.2.5 of the Plan, "Disposition of Claims", to permit the FHLBNY to repurchase Membership Capital Stock from former members who are no longer eligible to maintain their FHLBNY membership for any of a variety of reasons, e.g., charter dissolution, loss of deposit insurance, relocation outside the District, etc., at the time when the FHLBNY conducts its recalculation.

• Revise Section 2.2.3 of the Plan, "Repurchase of Excess Stock by the FHLBNY", to more clearly outline the FHLBNY's practice of notifying members regarding repurchases of Activity-Based Stock. The revision clarifies that: "the FHLBNY will notify members of changes to the repurchase methodology, undertaken on its own initiative, no less than fifteen business days prior to such repurchase." The FHLBNY's current practice of repurchasing excess Activity-Based Stock on a daily basis is unaffected and will continue.

The foregoing description of the amendments to the Plan is qualified in its entirety by reference to a copy of the amended Plan included herein as Exhibit 4.1 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

4.1 Amended and Restated Capital Plan of the Federal Home Loan Bank of New York, effective as of February 9, 2018.

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Exhibit Index

Exhibit No.	Description

4.1	Amended and Restated Capital Plan of the Federal Home Loan Bank of New York, effective as of February 9, 2018.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Federal Home Loan Bank of New York

January 8, 2018	By:	/s/ Kevin M. Neylan

Name: Kevin M. Neylan
Title: Senior Vice President and Chief Financial Officer

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